DEBENTURE UNIT DEPOSITS	12 Months Ended
Jun. 30, 2020
Debenture Unit Deposits Abstract
DEBENTURE UNIT DEPOSITS

During the year ended June 30, 2019, the Company received a total of $594,889 in deposits related to subscriptions for a convertible debenture unit offering (the “Offering”). Each $1,000 unit of the Offering shall be comprised of a $1,000 principal amount of 10% unsecured subordinated convertible debenture and 500 common share purchase warrants. The debentures shall mature twenty-four months from the date of issuance and shall be exercisable into common shares of the Company at a price of $1.00 per share any time prior to maturity by the holder and at the option of the Company in certain circumstances. The warrants shall be exercisable for a period of twenty-four months from the date of issuance and exercisable at a price of $1.20 per share. The Offering was closed on August 14, 2019 and the convertible debentures (Note 17 (b)).